Exhibit 10.37

FIRST EXTENSION AGREEMENT AND WAIVER
Dated as of December 17, 2014
among
GREAT PLAINS ENERGY INCORPORATED,
as the Borrower,
CERTAIN LENDERS,
BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A.,
and MUFG Union Bank, N.A.,
as Syndication Agents
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender and an Issuer
WELLS FARGO SECURITIES, LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
J.P. MORGAN SECURITIES LLC, and
MUFG UNION BANK, N.A.,
as Joint Lead Arrangers and Joint Book Managers

FIRST EXTENSION AGREEMENT AND WAIVER
THIS FIRST EXTENSION AGREEMENT AND WAIVER dated as of December 17, 2014 (this “Agreement”) is entered into among Great Plains Energy Incorporated, a Missouri corporation (the “Borrower”), the Lenders of the Credit Agreement (defined below) party hereto, Bank of America, N.A., JPMorgan Chase Bank, N.A., and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as Syndication Agents and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an Issuer (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrower, the lenders party thereto, MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.) and Wells Fargo Bank, National Association, as Syndication Agents and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of August 9, 2010 (as amended by the First Amendment to Credit Agreement, dated as of December 9, 2011 and the Second Amendment to Credit Agreement, dated as of October 17, 2013) (the “Credit Agreement”); and
WHEREAS, the Borrower has requested a one (1) year extension of the existing Facility Termination Date pursuant to Section 2.21(a) of the Credit Agreement and the Lenders signatory hereto have approved such request pursuant to Section 2.21 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Extension. As of the date hereof, each Lender party hereto agrees to extend the Facility Termination Date for an additional one (1) year, subject to the satisfaction of the conditions in Section 3 below, and the Facility Termination Date as to the Approving Lenders shall be extended to October 17, 2019, unless sooner terminated pursuant to clause (b) of the definition thereof. Subject to the right of Borrower pursuant to Section 2.21(d) of the Credit Agreement to replace the Commitment of any Non-Extending Lenders, the Facility Termination Date as to the Non-Extending Lenders remains unchanged.
2.Waiver.
(a)Notwithstanding the provisions of Section 2.21 of the Credit Agreement to the contrary, the Lenders party hereto, constituting the Required Lenders, hereby waive, on a one−time basis, the following requirements in Section 2.21 of the Credit Agreement: (i) the requirement that the Borrower request an extension of the Facility Termination Date not more than sixty (60) days and not less than 45 days prior to any anniversary of the Closing Date; and (2) that Lenders provide their election to extend the Facility Termination Date by notice to the Administrative Agent not later than fifteen (15) days following the receipt of the Borrower’s request.

(b)This waiver shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement, except as specifically modified or waived by this Agreement, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.
3.Conditions Precedent.
(a)The extension of the Facility Termination Date pursuant to Section 1 shall become effective as of the date (the “Extension Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(i)the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Required Lenders (excluding any Additional Commitment Lenders);
(ii)the Borrower shall have paid:
(1)to the Administrative Agent, for the account of each Approving Lender, an extension fee in the amount of 0.06% of such Lender’s Commitment as of the Extension Date, which extension fee once paid will be fully earned and nonrefundable;
(2)all fees required to have been paid to Wells Fargo Securities, LLC and the Administrative Agent pursuant to that letter agreement among the Borrower, KCPL, KCPL GMO, Wells Fargo Securities and the Administrative Agent dated as of November 19, 2014; and
(3)all other fees and reasonable expenses of Wells Fargo Securities, LLC, the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent for which reasonably detailed invoices have been presented on or prior to the Effective Date) and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Extension Date in connection with this Agreement;
(iii)the Administrative Agent shall have received a certificate (the statements contained in which shall be true) of an Authorized Officer of the Borrower stating that both before and after giving effect to such extension of the

Facility Termination Date (i) no Default or Unmatured Default exists or would result from the extension of the Facility Termination Date and (ii) all representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Extension Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
(b)The waiver set forth in Section 2 shall become effective as of the date when, and only when, the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Required Lenders.
4.Miscellaneous.
(a)The Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The Borrower acknowledges and confirms that as of the date hereof the Borrower’s obligation to repay the outstanding principal amount of the Loans and reimburse the Issuers for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims. The Administrative Agent, each Lender and the Borrower acknowledge and confirm that by entering into this Agreement, each party does not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable Law or any of the obligations of such party thereunder.
(b)The Borrower hereby represents and warrants as follows:
(i)The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.
(ii)This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(iii)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.
(c)The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Unmatured Default.
(d)This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(e)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(f)On and after the Extension Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.
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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	GREAT PLAINS ENERGY INCORPORATED,
a Missouri corporation

By: /s/ Lori A. Wright
Name: Lori A. Wright
Title: Vice President - Investor Relations and Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent

By: /s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender, an Issuer and Swing Line Lender

By: /s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

BANK OF AMERICA, N.A.,
as a Lender, Syndication Agent and an Issuer

By: /s/ William Merritt
Name: William Merritt
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender, Syndication Agent and as an Issuer

By: /s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

GREAT PLAINS ENERGY INCORPORATED
FIRST EXTENSION AGREEMENT AND WAIVER

MUFG UNION BANK, N.A.,
as a Lender, Syndication Agent and as an Issuer

By: /s/ Michael Agrimis
Name: Michael Agrimis
Title: Vice President

BARCLAYS BANK PLC
as a Lender

By: /s/ Alice Borys
Name: Alice Borys
Title: Vice President

BNP PARIBAS
as a Lender

By: /s/ Roberto Impeduglia
Name: Roberto Impeduglia
Title: Vice President

BNP PARIBAS
as a Lender

By: /s/ Theodore Sheen
Name: Theodore Sheen
Title: Vice President

GOLDMAN SACHS BANK USA
as a Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

KEYBANK NATIONAL ASSOCIATION
as a Lender

By: /s/ Sukanya V. Raj
Name: Sukanya V. Raj
Title: Senior Vice President

GREAT PLAINS ENERGY INCORPORATED
FIRST EXTENSION AGREEMENT AND WAIVER

SUNTRUST BANK
as a Lender

By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By: /s/ Tyler J. McCarthy
Name: Tyler J. McCarthy
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ John M. Eyerman
Name: John M. Eyerman
Title: Vice President

THE BANK OF NEW YORK MELLON
as a Lender

By: /s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

UMB BANK, N.A.
as a Lender

By: /s/ Robert P. Elbert
Name: Robert P. Elbert
Title: Senior Vice President

GREAT PLAINS ENERGY INCORPORATED
FIRST EXTENSION AGREEMENT AND WAIVER

COMMERCE BANK
as a Lender

By: /s/ Aaron M. Siders
Name: Aaron M. Siders
Title: Vice President

GREAT PLAINS ENERGY INCORPORATED
FIRST EXTENSION AGREEMENT AND WAIVER

NATIONAL COOPERATIVE SERVICES
CORPORATION
as a Lender

By: /s/ John Dippo
Name: John Dippo
Title: Assistant Secretary - Treasurer

GREAT PLAINS ENERGY INCORPORATED
FIRST EXTENSION AGREEMENT AND WAIVER